Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASE AGREEMENT

This First Amendment to Credit Agreement and Increase Agreement (this “Amendment”) is entered into effective as of the 10th day of April, 2015 (the “First Amendment Effective Date”), by and among Sunoco LP, a Delaware limited partnership, formerly known as Susser Petroleum Partners LP (“Borrower”), Bank of America, N.A., as Administrative Agent (“Administrative Agent”), Collateral Agent, Swingline Lender and an LC Issuer, and the financial institutions parties hereto as Lenders (“Lenders”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent and certain Lenders (the “Existing Lenders”) are parties to that certain Credit Agreement, dated as of September 25, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement as amended by this Amendment); and

WHEREAS, pursuant to the Credit Agreement, the Existing Lenders have made certain Loans to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, pursuant to Section 2.17 of the Credit Agreement, Borrower has requested an increase in the Aggregate Commitments from $1,250,000,000 to $1,500,000,000;

WHEREAS, Borrower has requested that Natixis (the “New Lender”) become a Lender under the Credit Agreement with a Commitment in the amount as shown on Schedule 1 to the Credit Agreement (as amended hereby);

WHEREAS, Borrower has agreed to pay certain fees to the New Lender and the Increasing Lenders (as defined below) in connection with this Amendment;

WHEREAS, Borrower and the Lenders desire to make certain other amendments to the Credit Agreement; and

WHEREAS, subject to and upon the terms and conditions set forth herein, the New Lender, the Increasing Lenders and the Majority Lenders have agreed to enter into this Amendment.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent, the New Lender, the Increasing Lenders and the Majority Lenders hereby agree as follows:

Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1 Additional Definition. Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“First Amendment and Increase Agreement” means that certain First Amendment to Credit Agreement and Increase Agreement dated as of April 10, 2015, among Borrower, Administrative Agent and the Lenders party thereto.

1.2 Amendment and Restatement of Definition. The definition “Loan Documents” contained in Section 1.01 of the Credit Agreement is hereby amended and restated to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment and Increase Agreement, each Note, each Issuer Document, each Guaranty, each Collateral Document and any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.19 of this Agreement, the Fee Letters, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

1.3 Amendment of Section 2.07(b). Section 2.07(b) of the Credit Agreement is hereby amended and restated to read in full as follows:

(b) the expiration date of such Letter of Credit is either (i) prior to the Letter of Credit Expiration Date with respect to Letters of Credit not to exceed an aggregate face amount of $75,000,000 or (ii) prior to the date which is the earlier of (A) 365 days after the issuance thereof and (B) the Letter of Credit Expiration Date, provided that, in either case, such Letter of Credit may provide for automatic extensions of such expiration date (such Letter of Credit an “Auto-Extension Letter of Credit”) for additional periods of 365 days thereafter unless the LC Issuer has given the beneficiary prior notice of the non-extension thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the LC Issuer, the Borrower shall not be required to make a specific request to the LC Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the LC Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the LC Issuer shall not permit any such extension if (x) the LC Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of this clause (b) or Section 2.07(e) or otherwise), or (y) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business

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Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Majority Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the LC Issuer not to permit such extension;

1.4 Replacement of Schedule 1. Schedule 1 to the Credit Agreement is hereby replaced in its entirety with Schedule 1 attached hereto, and Schedule 1 attached hereto shall be deemed to be attached as Schedule 1 to the Credit Agreement. After giving effect to this Amendment and any Borrowings made on the First Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Amendment) and (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Facility Usage applicable to each Lender equals its Applicable Percentage (after giving effect to this Amendment) of the outstanding amount of all LC Obligations, plus the aggregate outstanding amount of the Loans, plus the outstanding amount of all Swingline Loans of all Lenders.

Section 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

2.1 Counterparts. Administrative Agent shall have received counterparts hereof duly executed by Borrower, the Guarantors, each New Lender, each Increasing Lender and the Majority Lenders.

2.2 Fees and Expenses. Borrower shall have paid to Administrative Agent all fees due and owing to Administrative Agent pursuant to or in connection with this Amendment, including pursuant to that certain Engagement Letter, dated as of the date hereof, between the Borrower and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and all reasonable out-of-pocket expenses incurred by Administrative Agent (including the reasonable and documented fees, charges and disbursements of a single counsel for the Administrative Agent) in the preparation, execution, review and negotiation of this Amendment and the other Loan Documents in accordance with Section 10.04(a) of the Credit Agreement.

2.3 New Promissory Notes. Administrative Agent shall have received duly executed Notes payable to each New Lender or Increasing Lender requesting the same in a principal amount equal to its Commitment (as amended hereby) dated as of the First Amendment Effective Date.

2.4 No Default. No Default or Event of Default shall have occurred which is continuing.

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2.5 Certificates. The Administrative Agent shall have received:

(a) a certificate dated as of the First Amendment Effective Date, signed by a Responsible Officer of Borrower certifying that each of the conditions to such increase set forth in Section 2.17(a) of the Credit Agreement shall have occurred and been complied with and that, before and after giving effect to such increase, (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties are true and correct in all respects) on and as of the First Amendment Effective Date after giving effect to such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties were true and correct in all respects) as of such earlier date, and (b) no Default or Event of Default exists; and

(b) certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower and each Guarantor evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, and documents and certifications evidencing that the Borrower and each Guarantor are validly existing and in good standing in their jurisdiction of organization.

2.6 Opinion of Counsel. Administrative Agent shall have received a favorable opinion of Latham & Watkins LLP, New York counsel to Borrower and Guarantors, relating to this Amendment, addressed to the Administrative Agent and each Lender.

Section 3. New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement (as amended by this Amendment) as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. The New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the First Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement (as amended by this Amendment) as a Lender thereunder and, to the extent of the Loans and Commitments acquired by such New Lender pursuant to this Amendment (such New Lender’s “Acquired Interest”), shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by such Acquired Interest and either it, or the Person exercising discretion in making its decision to acquire such Acquired Interest, is experienced in

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acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 4.01(a)(xi), 6.01(a) or 6.01(b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to purchase such Acquired Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to purchase such Acquired Interest, and (vii) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Section 4. Commitment Increase. Pursuant to Section 2.17(a) of the Credit Agreement, each undersigned Lender has agreed (a) in the case of Existing Lenders, to increase its Commitment under the Credit Agreement (each such Lender, an “Increasing Lender”) and (b) in the case of the New Lender, to make a Commitment, in each case effective as of the First Amendment Effective Date so that it equals the amount set forth opposite such Lender’s name on Schedule 1 attached hereto under the caption “Commitment”. This Amendment constitutes an Increase Agreement.

Section 5. Representations and Warranties of Borrower. To induce Lenders and Administrative Agent to enter into this Amendment, Borrower hereby represents and warrants to Lenders and Administrative Agent as follows:

5.1 Reaffirmation of Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties are true and correct in all respects) on the date hereof after giving effect to the amendments set forth in Section 1 hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties were true and correct in all respects) as of such earlier date.

5.2 No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

5.3 Acknowledgment of No Defenses. As of the First Amendment Effective Date, to the knowledge of the Borrower, Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower, Holdings or any Loan Party of the Credit Agreement or any of the other Loan Documents (to the extent a party thereto) or any Liens intended to be created thereby.

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Section 6. Miscellaneous.

6.1 Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness as it may be increased pursuant hereto.

6.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.3 Counterparts. This Amendment may be executed in counterparts, including, without limitation, by electronic signature, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions (e.g. .pdfs) of such executed counterparts shall be effective as originals.

6.4 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

6.5 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.6 Effectiveness. This Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Lenders when counterparts hereof have been executed by Borrower, Guarantors, each New Lender, each Increasing Lender and the Majority Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

6.7 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE NEW YORK.

6.8 Amendment. On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and each Increasing Lender shall constitute a “Lender” as defined in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUNOCO LP (F/K/A SUSSER PETROLEUM PARTNERS LP)

By: SUNOCO GP LLC

By:	/s/ Mary E. Sullivan
Name:	Mary E. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

BANK OF AMERICA, N.A., as an LC Issuer, Swingline Lender and a Lender

By:	/s/ Adam Fey

Name:	Adam Fey
Title:	Director

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Denise Jones

Name:	Denise Jones
Title:	Assistant Vice President

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

WELLS FARGO BANK, N.A., as an LC Issuer
and a Lender

By:	/s/ Larry Robinson

Name:	Larry Robinson
Title:	Managing Director

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

COMPASS BANK,
as a Lender

By:	/s/ Umar Hassan

Name:	Umar Hassan
Title:	Senior Vice President

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Sherwin Brandford

Name:	Sherwin Brandford
Title:	Director

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

DNB CAPITAL LLC,
as a Lender

By:	/s/ Joe Hykle

Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ James Grubb

Name:	James Grubb
Title:	Vice President

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Marguerite Sutton

Name:	Marguerite Sutton
Title:	Vice President

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

CITIBANK, N.A.,
as a Lender

By:	/s/ Michael Zeller

Name:	Michael Zeller
Title:	Vice President

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar

Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Remy Riester

Name:	Remy Riester
Title:	Authorized Signatory

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

DEUTSCHE BANK AG – NEW YORK BRANCH,
as a Lender

By:	/s/ Chris Chapman

Name:	Chris Chapman
Title:	Director

By:	/s/ Vanuza Pereira-Bravo

Name:	Vanuza Pereira-Bravo
Title:	AVP

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Rebecca Kratz

Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Stephanie Balette

Name:	Stephanie Balette
Title:	Authorized Officer

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

MIZUHO BANK, LTD., as a Lender

By:	/s/ Raymond Ventura

Name:	Raymond Ventura
Title:	Deputy General Manager

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Michael King

Name:	Michael King
Title:	Vice President

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King

Name:	Michael King
Title:	Authorized Signatory

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Luchansky

Name:	Jonathan Luchansky
Title:	Vice President

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Mark Lumpkin, Jr.

Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein

Name:	James D. Weinstein
Title:	Managing Director

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia

Name:	Carmen Malizia
Title:	Director

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Jeffrey

Name:	Patrick Jeffrey
Title:	Vice President

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

BNP PARIBAS,
as a Lender

By:	/s/ Mark Renaud

Name:	Mark Renaud
Title:	Managing Director

By:	/s/ Nicolas Anberree

Name:	Nicolas Anberree
Title:	Vice President

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ Dixon Schultz

Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Michael Willis

Name:	Michael Willis
Title:	Managing Director

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

ING CAPITAL LLC,
as a Lender

By:	/s/ Cheryl LaBelle

Name:	Cheryl LaBelle
Title:	Managing Director

By:	/s/ Hans Beekmans

Name:	Hans Beekmans
Title:	Director

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Houssem Daly

Name:	Houssem Daly
Title:	Associate Director

By:	/s/ Denise Bushee

Name:	Denise Bushee
Title:	Associate Director

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

NATIXIS, NEW YORK BRANCH
as a Lender

By:	/s/ Jarrett Price

Name:	Jarrett Price
Title:	Director

By:	/s/ Carlos Quinteros

Name:	Carlos Quinteros
Title:	Managing Director

Signature Page to First Amendment To Credit Agreement and Increase Agreement

Sunoco LP

Each of the undersigned Guarantors (i) consents and agrees to this Amendment, and (ii) agrees that the Loan Documents to which it is a party (including, without limitation, the Guaranty of Collection, dated as of September 25, 2014 and the Guaranty Agreement, dated as of September 25, 2014, each as amended, modified or supplemented) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

SUNOCO ENERGY SERVICES LLC
SUSSER PETROLEUM OPERATING COMPANY LLC
SUSSER PETROLEUM PROPERTY COMPANY LLC
SUSSER HOLDINGS CORPORATION

By:	/s/ Mary E. Sullivan
	Name:	Mary E. Sullivan
	Title:	Executive Vice President, Chief Financial
Officer, and Treasurer

MID-ATLANTIC CONVENIENCE STORES, LLC
SOUTHSIDE OIL, LLC
MACS RETAIL LLC

By:	/s/ Clare P. McGrory
	Name:	Clare P. McGrory
	Title:	Treasurer

ALOHA PETROLEUM, LTD.

By:	/s/ Mary E. Sullivan
	Name:	Mary E. Sullivan
	Title:	Vice President and Chief Financial Officer

SCHEDULE 1

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage

Bank of America, N.A.	$79,000,000.00	5.266666667%

BBVA Compass	$79,000,000.00	5.266666667%

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$79,000,000.00	5.266666667%

DNB Capital LLC	$79,000,000.00	5.266666667%

Mizuho	$79,000,000.00	5.266666667%

Natixis	$79,000,000.00	5.266666667%

The Royal Bank of Scotland plc	$70,000,000.00	4.666666667%

Barclays	$56,500,000.00	3.766666667%

CitiBank	$56,500,000.00	3.766666667%

Credit Suisse	$56,500,000.00	3.766666667%

Deutsche Bank	$56,500,000.00	3.766666667%

Goldman Sachs Bank USA	$56,500,000.00	3.766666667%

JPMorgan Chase Bank, N.A.	$56,500,000.00	3.766666667%

Morgan Stanley Senior Funding, Inc.	$31,500,000.00	2.100000000%

Morgan Stanley Bank, N.A.	$25,000,000.00	1.666666667%

PNC	$56,500,000.00	3.766666667%

RBC	$56,500,000.00	3.766666667%

Sumitomo Mitsui	$56,500,000.00	3.766666667%

SunTrust	$56,500,000.00	3.766666667%

UBS AG, Stamford Branch	$56,500,000.00	3.766666667%

US Bank	$56,500,000.00	3.766666667%

Wells Fargo Bank, N.A.	$56,500,000.00	3.766666667%

BNP Paribas	$42,500,000.00	2.833333333%

Credit Agricole	$42,500,000.00	2.833333333%

ING Bank	$42,500,000.00	2.833333333%

Bank of Montreal	$37,500,000.00	2.500000000%

TOTAL:	$1,500,000,000	100%